EX-10.1
2000  STOCK  OPTION  PLAN

                        BEACON LIGHT HOLDING CORPORATION
                             1999 STOCK OPTION PLAN

1.     GRANT  OF  OPTIONS  GENERALLY.

     In accordance with the provisions hereinafter set forth in this stock option plan, the name of which is the BEACON LIGHT HOLDING CORPORATION 1999 STOCK OPTION PLAN (the "Plan") , the Board of Directors (the "Board") or, the Compensation Committee (the "Stock Option Committee") of BEACON LIGHT HOLDING CORPORATION (the "Corporation") is hereby authorized to issue from time to time on the Corporation's behalf to any one or more Eligible Persons, as hereinafter defined, options to acquire shares of the Corporation's $.001 par value common stock (the "Stock")

2.     TYPE  OF  OPTIONS.

     The Board or the Stock Option Committee is authorized to issue options, which meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which options are hereinafter referred to collectively as ISOs, or singularly as an ISO. The Board or the Stock Option Committee is also, in its discretion, authorized to issue options, which are not ISOs, which options are hereinafter referred to collectively as NSOs, or singularly as an NSO. The Board or the Stock Option Committee is also authorized, but not obligated, to issue "Reload Options" in accordance with Paragraph 8 herein, which options are hereinafter referred to collectively as Reload Options, or singularly as a Reload Option. Except where the context indicates to the contrary, the term "Option" or "Options" means ISOs, NSOs and Reload Options.

3.     AMOUNT  OF  STOCK.

     The aggregate number of shares of Stock which may be purchased pursuant to the exercise of Options shall be 3,000,000 shares. Of this amount, the Board or the Stock Option Committee shall have the power and authority to designate whether any Options so issued shall be ISOs or NSOs, subject to the restrictions on ISOs contained elsewhere herein. If an Option ceases to be exercisable, in whole or in part, the shares of Stock underlying such Option shall continue to be available under this Plan. Further, if shares of Stock are delivered to the Corporation as payment for shares of Stock purchased by the exercise of an Options granted under this Plan, such shares of Stock shall also be available under this Plan. If there is any change in the number of shares of Stock on account of the declaration of stock dividends, recapitalization resulting in stock split-ups, or combinations or exchanges of shares of Stock, or otherwise, the number of shares of Stock available for purchase upon the exercise of Options, the shares of Stock subject to any Option and the exercise price of any outstanding Option shall be appropriately adjusted by the Board or the-Stock Option Committee. The Board or the Stock Option Committee shall give notice of any adjustments to each Eligible Person granted an Option under this Plan, and such adjustments shall be effective and binding on all Eligible Persons. If because of one or more recapitalizations, reorganizations or other corporate events, the holders of outstanding Stock receive something other than shares of Stock, then, upon exercise of an Option, the Eligible Person will receive what

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the  holder  would have owned if the holder had exercised the Option immediately before the first such corporate event and disposed of anything the holder received as a result of the corporate event.

4.     ELIGIBLE  PERSONS.

(a) With respect to ISO's an Eligible Person means any individual who has been employed by the Corporation or by any subsidiary of the Corporation for a continuous period of at least sixty (60) days.

     (b) With respect to NSOs an Eligible Person means (i) any individual who has been employed by the Corporation or by any subsidiary of the Corporation, for a continuous period of at least sixty (60) days, (ii) any director of the Corporation or any subsidiary of the Corporation (iii) any member of the Corporation's advisory board member or of any of the Corporation's subsidiaries, or (iv) any consultant of the Corporation or by any subsidiary of the Corporation.

5.     GRANT  OF  OPTIONS.

     The Board or the Stock Option Committee has the right to issue the Options established by this Plan to Eligible Persons. The Board or the Stock Option Committee shall follow the procedures prescribed for it elsewhere in this Plan. A grant of Options shal1 be set forth in a writing signed on behalf of the Corporation or by a majority of the members of the Stock Option Committee. The writing shall identify whether the Option being granted is an ISO or an NSO and shall set forth the terms, which govern the Option. The terms shall be determined by the Board or the Stock Option Committee, and may include, among other terms, the number of shares of Stock that may be acquired pursuant to the exercise of the Options, when the Options may be exercised, the period for which the Option is granted and including the expiration date, the effect on the Options of the Eligible Person terminates employment and whether the Eligible Person may deliver shares of Stock to pay for the shares of Stock to be purchased by the exercise of the Option. However, no term shall be set forth in the writing which is inconsistent with any of the terms of this Plan. The terms of an Option granted to an Eligible Person may differ from the terms of an Option granted to another Eligible Person, and may offer form the terms of an earlier Option granted to the same Eligible Person.

6.     OPTION  PRICE.

     The option price per share shall be determined by the Board or the Stock Option Committee at the time any Option is granted, and shall be not less than
(i) in the case of an ISO, the fair market value, (ii) in the case of an ISO granted to a ten percent or greater stockholder, 110% of the fair market value, or (iii) in the case of an NSO, not less than 75% of the fair market value (but in no event less than the par value) of one share of Stock on the date the Option is granted, as determined by the Board or the Stock Option Committee. Fair market value as used herein shall be:

     (a) If shares of Stock shall be traded on an exchange or over-the-counter market, the closing price or the closing bid price of such Stock on such exchange or over-the-counter market on which such shares shall be traded on that date, or if such exchange or over-the-counter market is closed or if no shares shall have traded on such date, on the last preceding date on which such shares shall have traded, or such other value as determined by the Board or the Stock Option Committee of the Corporation.




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     (b)     If  shares  of  Stock  shall  not  be  traded  on  an  exchange  or over-the-counter market, the value as determined by the Board or the Stock Option Committee of the Corporation.

7.     PURCHASE  OF  SHARES.

     An Option shall be exercised by the tender to the Corporation of the full purchase price of the Stock with respect to which the Option is exercised and written notice of the exercise. The purchase price of the Stock shall be in United States dollars, payable in cash or by check, or in property or Corporation stock or Options, if so permitted by the Board or the Stock Option Committee in accordance with the discretion granted in Paragraph 5 hereof, having a value equal to such purchase price. The Corporation shall not be required to issue or deliver any certificates for shares of Stock purchased upon the exercise of an Option prior to (i) if requested by the Corporation, the filing with the Corporation by the Eligible Person of a representation in writing that it is the Eligible Persons then present intention to acquire the Stock being purchased for investment and not for resale, and/or (ii) the completion of any registration or other qualification of such shares under any government regulatory body, which the Corporation shall determine to be necessary or advisable.

8.     GRANT  OF  RELOAD  OPTIONS

     In granting an Option under this Plan, the Board or the Stock Option Committee may, but shall not be obligated to include, a Reload Option provision therein, subject to the provisions set forth in Paragraphs 20 and 21 herein. A Reload Option provision provides that if the Eligible Person pays the exercise price of shares of Stock to be purchased by the exercise of an ISO, NSO or another Reload Option (the "Original Option") by delivering to the Corporation shares of Stock already owned by the Eligible Person (the "Tendered Shares"), the Eligible Person shall receive a Reload Option which shall be a new Option to purchase shares of Stock equal in number to the tendered shares. The terms of any Reload Option shall be determined by the Board or the Stock Option Committee consistent with the provisions of this Plan.

9.     STOCK  OPTION  COMMITTEE

     The Stock Option Committee may be appointed from time to time by the Board. The Board may from time to time remove members from or add members to the Stock Option Committee. The Stock Option Committee shall be constituted so as to permit the Plan to comply in all respects with the provisions set forth in Paragraph 20 herein. The members of the Stock Option Committee may elect one to its members as its chairman. The Stock Option Committee shall hold its meetings at such time and places as its chairman shall determine. A majority of the Stock Option Committee's members present in person shall constitute a quorum for the transaction of business. All determinations of the Stock Option Committee will be made by the majority vote of the members constituting the quorum. The members may participate in a meeting of the Stock Option Committee by conference telephone or similar communications equipment by means of which all members participating in the meeting can hear each other. Participation in a meeting in that manner will constitute presence in person at the meeting. Any decision or determination reduced to writing and signed by all members of the Stock Option Committee will be effective as if it had been made by a majority vote of all members of the Stock Option Committee at a meeting which is duly called and held.





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10.     ADMINISTRATION  OF  PLAN

     In addition to granting Options and to exercising the authority granted to it elsewhere in this Plan, the Board or the Stock Option Committee is granted the full right and authority to interpret and construe the provisions of this Plan, promulgate, amend and rescind rules and procedures relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan, consistent, however, with the intent of the Corporation that Options granted or awarded pursuant to the Plan comply with the provisions of Paragraph 20 and 21 herein. All determinations made by the Board or the Stock Option Committee shall be final, binding and conclusive on all persons including the Eligible Person, the Corporation and its stockholders, employees, officers and directors and consultants. No member of the Board or the Stock Option Committee will be liable for any act or omission in connection with the administration of this Plan unless it is attributable to that member's willful misconduct.

11.     PROVISIONS  APPLICABLE  TO  ISOs.

     The following provisions shall apply to all ISOs granted by the Board or the Stock Option Committee and are incorporated by reference into any writing granting an ISO:

     (a) An ISO may only be granted within ten (10) years from June 29, 1999, the date that this Plan was originally adopted by the Board.

     (b) An ISO may not be exercised after the expiration of ten (10) years from the date the ISO is granted.

     (c) The option price may not be less than the fair market value of the Stock at the time the ISO is granted.

     (d) An ISO is not transferable by the Eligible Person to whom it is granted except by will, or the laws of descent and distribution, and is exercisable during his or her lifetime only by the Eligible Person.

     (e) If the Eligible Person receiving the ISO owns at the time of the grant stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation (as those terms are defined in the Code) , then the option price shall be at least 110% of the fair market value of the Stock, and the ISO shall not be exercisable after the expiration of five (5) years from the date the ISO is granted.

     (f) Even if the shares of Stock which are issued upon exercise of an ISO are sold within one year following the exercise of such ISO so that the sale constitutes a disqualifying disposition for ISO treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

     (g) This Plan was adopted by the Corporation on June 29, 1999, by virtue of its approval by the Board. Approval by the stockholders of the Corporation is to occur as soon as practicable.

12.     DETERMINATION  OF  FAIR  MARKET  VALUE

     In granting ISOs under this Plan, the Board or the Stock Option Committee shall make a good faith determination as to the fair market value of the Stock at the time of granting the ISO.



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13.     RESTRICTIONS  ON  ISSUANCE  OF  STOCK

     The Corporation shall not be obligated to sell or issue any shares of Stock pursuant to the exercise of an Option unless the Stock with respect to which the Option is being exercised is at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and any other applicable laws, rules and regulations. The Corporation may condition the exercise of an Option granted in accordance herewith upon receipt from the Eligible Person, or any other purchaser thereof, of a written representation that at the time of such exercise it is his or her then present intention to acquire the shares of Stock for investment and not with a view to, or for sale in connection with, any distribution thereof; except that, in the case of a legal representative of an Eligible Person, "distribution" shall be defined to exclude distribution by will or under the laws of descent and distribution. Prior to issuing any shares of Stock pursuant to the exercise of an Option, the Corporation shall take such steps as it deems necessary to satisfy any withholding tax obligations imposed upon it by any level of government.

14.     EXERCISE  IN  THE  EVENT  OF  DEATH  OR  TERMINATION  OF  TRANSFEREE

(a)     If  an  optionee  shall  die  while  an employee of the Corporation or a
Subsidiary or within three months after termination of his employment with the Corporation or a Subsidiary because of his disability, or retirement or otherwise, his Options may be exercised, to the extent that the optionee shall have been entitled to do so on the date of his death or such termination of employment by the person or persons to whom the optionee's rights under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time. In the event of termination of employment because of his death while an employee or because of disability, his Options may be exercised not later than the expiration date specified in Paragraph 5 or one year after the optionee's death, whichever date is earlier, or in the event of termination of employment because of retirement or otherwise, not later than the expiration date specified in Paragraph 5 hereof or one year after the optionee's death, whichever date is earlier.

(b) If an optionee's employment by the Corporation or a Subsidiary shall terminate because of his disability and such optionee has not died within the following three months, he may exercise his Options, to the extent that he shall have been entitled to do so at the date of the termination of his employment, at any time, or from time to time, but not later than the expiration date specified in Paragraph 5 hereof or one year after termination of employment, whichever date is earlier.

     (c) If an optionee's employment shall terminate by reason of his retirement in accordance with the terms of the (c) If an optionee's employment shall terminate by reason of his retirement in accordance with the terms of the Corporation's retirement plans or with the consent of the Board or the Stock Option Committee or involuntarily other than by termination for cause, and such optionee had not died within the following three months, he may exercise his Option to the extent he shall have been entitled to do so at the date of the termination of his employment, at any time and from time to time, but not later than the expiration date specified in Paragraph 5 hereof.

     (d) If an optionee's employment shall terminate for cause, all right to exercise his Options shall terminate at the date of such termination of employment.




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15.     CORPORATE  EVENTS

     In the event of the proposed dissolution or liquidation of the Corporation, a proposed sale of all or substantially all of the assets of the Corporation, a merger or tender for the Corporation's shares of Common Stock the Board shall declare that each Option granted under this Plan shall terminate as of a date to be fixed by the Board; provided that not less than thirty (30) days written notice of the date so fixed shall be given to each Eligible Person holding an Option, and each such Eligible Person shall have the right, during the period of thirty (30) days preceding such termination, to exercise his Option as to all or any part of the shares of Stock covered thereby, including shares of Stock as to which such Option would not otherwise be exercisable. Nothing set forth herein shall extend the term set for purchasing the shares of Stock set forth in the Option.

16.     NO  GUARANTEE  OF  EMPLOYMENT

     Nothing in this Plan or in any writing granting an Option will confer upon any Eligible Person the right to continue in the employ of the Eligible Person's employer, or will interfere with or restrict in any way the right of the Eligible Person's employer to discharge such Eligible Person at any time for any reason whatsoever, with or without cause.

17.     NONTRANSFERABILITY

     No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option shall be exercisable only by him.

18.     NO  RIGHTS  AS  STOCKHOLDER

     No optionee shall have any rights as a stockholder with respect to any shares subject to his Option prior to the date of issuance to him of a certificate or certificates for such shares.

19.     AMENDMENT  AND  DISCONTINUANCE  OF  PLAN

     The Board may amend, suspend or discontinue this Plan at any time. However, no such action may prejudice the rights of any Eligible Person who has prior thereto been granted Options under this Plan. Further, no amendment to this Plan which has the effect of (a) increasing the aggregate number of shares of Stock subject to this Plan (except for adjustments pursuant to Paragraph 3 herein), or
(b) changing the definition of Eligible Person under this Plan, may be effective unless and until approval of the stockholders of the Corporation is obtained in the same manner as approval of this Plan is required. The Board is authorized to seek the approval of the Corporation's stockholders for any other changes it proposes to make to this Plan which require such approval, however, the Board may modify the Plan as necessary, to effectuate the intent of the Plan as a result of any changes in the tax, accounting or securities laws treatment of Eligible Persons and the Plan, subject to the provisions set forth in this Paragraph 19, and Paragraphs 20 and 21.

20     COMPLIANCE  WITH  RULE  l6B-3

     This Plan is intended to comply in all respects with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to participants who are subject to Section 16 of the Exchange Act, and any provision(s) herein that is/are contrary to Rule 16b-3 shall be deemed null and void to the extent appropriate by either the Stock Option Committee or the Board.
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21.     COMPLIANCE  WITH  CODE

     The aspects of this Plan on ISOs are intended to comply in every respect with Section 422 of the Code and the regulations promulgated thereunder. In the event any future statute or regulation shall modify the existing stature, the aspects of this Plan on ISOs shall be deemed to incorporate by reference such modification. Any stock option agreement relating to any Option granted pursuant to this Plan outstanding and unexercised at the time any modifying statute or regulation becomes effective shall also be deemed to incorporate by reference such modification and no notice of such modification need to be given to optionee.

     If any provision of the aspects of this Plan on ISOs is determined to disqualify the shares purchasable pursuant to the Options granted under this Plan from the special tax treatment provided by Code Section 422, such provision shall be deemed null and void and to incorporate by reference the modification required to qualify the shares for said tax treatment.

22.     COMPLIANCE  WITH  OTHER  LAWS  AND  REGULATIONS

     The Plan, the grant and exercise of Options thereunder, and the obligation of the Corporation to sell and deliver Stock under such options, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of such shares on any stock exchange or over-the-counter market on which the Stock may then be fisted and (b) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no option may be exercised if its exercise or the receipt of Stock pursuant thereto would be contrary to applicable laws.

23.     DISPOSITION  OF  SHARES.

     In the event any share of Stock acquired by an exercise of an Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution within two years of the date such Option was granted or within one year after the transfer of such Stock pursuant to such exercise, the optionee shall give prompt written notice thereof to the Corporation or the Stock Option Committee.

24.     NAME.

     The  Plan  shall  be  known  as  the "Beacon Light 1999 Stock Option Plan."

25.     NOTICES

     Any notice hereunder shall be in writing and sent by certified mail, return receipt requested or by facsimile transmission (with electronic or written confirmation of receipt) and when addressed to the Corporation shall be sent to it at its office, 100 Pearl Street - 14th Floor, Hartford, Connecticut 06103 and when addressed to the Committee shall be sent to it, 100 Pearl Street - 14th Floor, Hartford, Connecticut 06103, subject to the right of either party to designate at any time hereafter in writing some other address, facsimile number or person to whose attention such notice shall be sent.





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26.     HEADINGS

     The headings preceding the text of Sections and subparagraphs hereof are inserted solely for convenience of reference, and shall not constitute a part of this Plan nor shall they affect its meaning, construction or effect.

27.     EFFECTIVE  DATE

     The Plan, was adopted by the Board on November 22, 1999. The effective date of the Plan shall be the same date.


Dated  as  of  November  22,  1999


BEACON  LIGHT  HOLDING  CORPORATION


By:/s/  Jerry  Gruenbaum
   ---------------------
Jerry  Gruenbaum
Its  President





































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